UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2015

___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 4, 2015, Acceleron Pharma Inc. (the “Company”) held its previously announced Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, the stockholders of the Company voted on the following three proposals: (i) to elect Terrence C. Kearney, John L. Knopf, Ph.D. and Terrance G. McGuire as Class II members of the board of directors to serve until the Company's 2018 annual meeting of stockholders and until their successors are duly elected and qualified (“Proposal 1”); (ii) to approve, on an advisory basis, the frequency of holding an advisory vote on the compensation of the Company's named executive officers ("Proposal 2"); and (iii) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (“Proposal 3”).

For Proposal 1, the Company's stockholders elected the nominees listed below to the Company’s board of directors. The votes cast at the Annual Meeting for Proposal 1 were as follows:

Nominees	For	Withheld	Broker Non-Votes
Terrence C. Kearney	28,194,172	82,396	2,309,232
John L. Knopf, Ph.D.	22,161,665	6,114,903	2,309,232
Terrance G. McGuire	22,106,289	6,170,279	2,309,232

There were no abstentions with respect to Proposal 1.

For Proposal 2, the Company's stockholders approved, on an advisory basis, that advisory votes on the compensation of the Company's named executive officers be held every year. The votes cast at the Annual Meeting for Proposal 2 were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,529,281	68,850	1,676,857	1,580	2,309,232

After taking into consideration the foregoing voting results and the board of directors' prior recommendation in favor of an advisory vote on the compensation of the Company’s named executive officers to be held every year, the board of directors has determined that the Company will hold advisory stockholder votes on the compensation of the Company’s named executive officers every year, until the earlier of (i) the next required stockholder advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers, which is currently expected to be held at the Company's 2021 annual meeting of stockholders; or (ii) such date that the board of directors decides to hold the next stockholder advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers.

For Proposal 3, the stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The votes cast at the Annual Meeting for Proposal 3 were as follows:

For:	30,566,288
Against:	17,735
Abstain:	1,777
Broker Non-Votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John Quisel
John Quisel
Senior Vice President and General Counsel

Date: June 9, 2015

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